-1-

FOURTH AMENDMENT TO CREDIT AGREEMENT

         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is da ted as of July 21, 1998 by and among HOMEBASE, INC., THE FIRST NATIONAL BANK OF CHICAGO, BANKBOSTON, N.A., WELLS FARGO BANK, N.A., SANWA BANK CALIFORNIA and FIRST UNION NATIONAL BANK.

RECITALS
                  WHEREAS, certain of the parties hereto are parties to that certain Credit Agreement dated as of July 9, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms used but not otherwise defined herein having the definitions provided therefor in the Credit Agreement); and WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and conditions herein set forth. NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:1. Amendment to Credit Agreement. Subject to the terms and conditions set forth in Section 2 of this Amendment, upon the Effective Time (as hereinafter defined), the Credit Agreement is hereby amended as follows: (i) The definition of "Aggregate Commitment" in Article I of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in its stead: "Aggregate Commitment" means $105,000,000, as such amount may be reduced from time to time pursuant to the terms hereof. (ii) The definition of "Lenders" in Article I of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in its stead:"Lenders" means the lending institutions on Schedule 1 of this Agreement and their respective successors and assigns. (iii) The definition of "Termination Date" in Article I of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in its stead: "Termination Date" means July 9, 2001, or such earlier date on which the Agreement is terminated by the parties hereto. (iv) Section 6.1(b), Section 6.1(c) and Section 6.1(f) of the Credit Agreement are hereby amended by inserting the words "or Treasurer" after the words "chief financial officer" where the words "chief financial officer" appear in each of such Sections. (v) The Credit Agreement is hereby amended by deleting Schedule 1 attached thereto and inserting as Schedule 1, the document attached hereto as "Schedule 1." 2. Conditions. The effectiveness of the amendments stated in this Amendment is subject to on or prior to the date hereof, that the following conditions shall have been satisfied in a manner, and in form and substance, as the case may be, reasonably acceptable to the Lenders: (i) Amendment. This Amendment shall have been duly executed by each of the parties signatory hereto and delivered to Agent. (ii) No Default. No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing. (iii) Warranties and Representations. The warranties and representations of the Borrower contained in this Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such warranties and representations shall have been true and correct as of such earlier date. (iv) Reaffirmation of Guaranty. Each Real Estate Subsidiary and Operating Subsidiary shall have executed the Reaffirmation of Guaranty in the form of Exhibit A hereto. (v) Fees. (A) The Borrower shall have paid to the Agent (1) for the account of each of The First National Bank of Chicago, BankBoston, N.A. and Wells Fargo Bank, National Association an amount equal to 12 1/2 basis points multiplied by the Commitment of such Lender as set forth on
Schedule 1 attached to this Amendment and (2) for the account of each of The First Union National Bank and Sanwa Bank California an amount equal to 6 1/4 basis points multiplied by the Commitment of such Lender as set forth on
Schedule 1 attached to this Amendment and (B) each of First Union National Bank and Sanwa Bank California shall have each received an additional $18,750 from money remitted to the Agent pursuant to that certain Assignment and Acceptance Agreement dated the date hereof by and between The Sumitomo Bank, Limited and The First National Bank of Chicago.The Effective Time of this Amendment shall be 5:05 p.m. Chicago time, July 21, 1998; provided that all of the above events shall have occurred prior to that time. If the Effective Time has not occurred by July 24, 1998, this Amendment shall be of no force and effect.3. Continuing Credits. Notwithstanding this Amendment, the Loans owing to Lenders by Borrower under the Credit Agreement that remain outstanding as of the date hereof shall constitute continuing Obligations of the Borrower under the Credit Agreement and this Amendment shall not be deemed to evidence or result in a novation, or repayment and reborrowing, of such Loans.4. Notes. The Borrower covenants and agrees to provide new Notes to the applicable Lenders.5. Miscellaneous. (a) Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment. (b) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. (c) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
(d)  Successors  and Assigns.  This  Amendment  shall be binding upon, and shall inure to the sole benefit of the Borrower, Agent and Lenders, and their respective successors and assigns. (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement; instead, it is the express intention of the parties hereto to reaffirm the Obligations created under the Credit Agreement which is evidenced by the Notes. The Credit Agreement, as amended hereby, and each of the other Loan Documents remains in full force and effect. (g) Costs and Expenses. Borrower affirms and acknowledges that Section 9.7 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated hereunder.6. Representations and Warranties. The Borrower represents and warrants to Agent and Lenders that the execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of the Borrower, do not require any governmental approvals, consents or filings and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate of incorporation or bylaws of the Borrower or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower, and this Amendment, the Credit Agreement, as amended hereby, and each Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and that the conditions set forth in Sections 2(ii) and (iii) hereof are true, correct and complete as of the Effective Time. [signature pages follow]

         IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written. FOURTH AMENDMENT TO CREDIT AGREEMENT This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of July 21, 1998 by and among HOMEBASE, INC., THE FIRST NATIONAL BANK OF CHICAGO, BANKBOSTON, N.A., WELLS FARGO BANK, N.A., SANWA BANK CALIFORNIA and FIRST UNION NATIONAL BANK.RECITALS WHEREAS, certain of the parties hereto are parties to that certain Credit Agreement dated as of July 9, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms used but not otherwise defined herein having the definitions provided therefor in the Credit Agreement); and WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and conditions herein set forth. NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:1. Amendment to Credit Agreement. Subject to the terms and conditions set forth in Section 2 of this Amendment, upon the Effective Time (as hereinafter defined), the Credit Agreement is hereby amended as follows: (i) The definition of "Aggregate Commitment" in Article I of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in its stead:
"Aggregate Commitment" means $105,000,000, as such amount may be reduced from time to time pursuant to the terms hereof. (ii) The definition of "Lenders" in
Article I of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in its stead:Lenders means the lending institutions on Schedule 1 of this Agreement and their respective successors and assigns. (iii) The definition of "Termination Date" in Article I of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in its stead: "Termination Date means July 9,2001, or such earlier date on which the Agreement is terminated by the partie hereto.

(iv)Section6.1 (b), Section 6.1(c) and Section 6.1(f of the Credit Agreement are hereby amended by inserting the words or Treasurer after th words chief financial officer where the word chief financial officer appear in each of such Sections.(v) The Credit Agreement is hereby amended by deleting Schedule 1 attached thereto and inserting as Schedule 1,the document attached hereto as Schedule 1.2. Conditions. The effectiveness of the amendments stated in this Amendment is subject to on or prior to the date hereof, that the following conditions shall have been satisfied in a manner, and in form and substance, as the case maybe, reasonably acceptable to the Lenders:(i)Amendment. This Amendment shall have been duly executed by each of the parties signatory hereto and delivered to Agent.(ii) NoDefault. No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.(iii) Warranties and Representations . The warranties and representations of the Borrower contained in this Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such warranties and representations shall have been true and correct as of such earlier date.(iv)Reaffirmation of Guaranty. Each Real Estate Subsidiary and Operating Subsidiary shall have executed the Reaffirmation of Guaranty in Exhibit A hereto.(v)Fees.(A)The Borrower shall have paid to the Agent(1)for the account of each of The First National Bank of Chicago, Bank Boston,N.A. and Wells Fargo Bank, National Association an amount equal to 12 1/2 basis points multiplied by the Commitment of such Lender asset forth on Schedule 1 attached to this Amendment and (2) for the account of each of The First Union National Bank and Sanwa Bank California an amount equal to 6 1/4 basis points multiplied by the Commitment of such Lender asset forth on
Schedule 1 attached to this Amendment and (B)each of First Union National Bank and Sanwa Bank California shall have each received an additional $18,750 from money remitted to the Agent pursuant to that certain Assignment and Acceptance Agreement dated the date hereof by and between The Sumitomo Bank, Limited and The First National Bank of Chicago. The Effective Time of this Amendment shall be 5:05p.m. Chicago time, July 21, 1998; provided that all of the above events shall have occurred prior to that time. If the Effective Time has occurred by July 24, 1998, this Amendment shall be of no force and effect.3. Continuing Credits. Not withstanding this Amendment, the Loans owing to Lenders by Borrower under the Credit Agreement that remain outstanding as of the date hereof shall constitute continuing Obligations of the Borrower under the Credit Agreement and this Amendment shall not be deemed to evidence or result in an ovation,or repayment and reborrowing, of such Loans. 4. Notes. The Borrower covenants and agrees to provide new Notes to the applicable Lenders. 5. Miscellaneous.(a) Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.(b)GoverningLaw. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONA BANKS. When ever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of suc prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.(c) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.(d)Successors and Assigns. This Amendment shall be binding upon, and shall inure to the sole benefit of the Borrower, Agen and Lenders, and their respective successors and assigns. (e)References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. (f)Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect an ovation as to the Credit Agreement; instead, it is the express intention of the parties hereto to reaffirm the Obligations created under the Credit Agreement which is evidence Notes. The Credit Agreement, as amended hereby, and each of the other Loan Documents remains in full force and effect.(g) Costs and Expenses. Borrower affirms and acknowledges that Section9.7 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated here under.6. Representations and Warranties. The Borrower represents and warrants to Agent and Lenders that the execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of the Borrower, do not require any governmental approvals, consents or filings and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate of incorporation or by laws of the Borrower or any order,judgment or decree of any court oragency of government or any contractual obligation binding upon the Borrower,and this Amendment, the Credit Agreement, as amended hereby, and each LoanDocument is th legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and that the conditions set forth in Sections 2
(ii) and (iii) hereof are true, correct and complete as of the Effective Time. [signature pages follow]

IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.
HOMEBASE, INC.

                By: __________________________________

                Print Name: ___________________________

                Title: ________________________________
                      3345 Michelson Drive
                      Irvine, California 92612
                      Phone: (949) 442-5000
                      Fax:   (949) 442-5779


                THE FIRST NATIONAL BANK OF CHICAGO,
                Individually and as Agent

                By: __________________________________
                Print Name: John Runger
                Title:   Managing Director
                One First National Plaza
                Chicago, Illinois  60670
                Phone:  (312) 732-7101
                Fax:    (312) 732-1117


                BANKBOSTON, N.A.,
                Individually and as Syndication Agent

                By: _________________________________
                Print Name: Linda Thomas
                Title:   Managing Director
                100 Federal Street
                Mail Stop 01-09-04
                Boston, Massachusetts 02106
                Phone: (617) 434-7000
                Fax:   (617) 434-7980



                WELLS FARGO BANK, N.A.
                Individually and as Documentation Agent

                By: __________________________________
                Print Name: Catherine Wallace
                Title:   Vice President
                707 Wilshire Boulevard, 16th Floor
                Los Angeles, California 90017
                Phone: (213) 614-4763
                Fax:   (213) 614-2305


                SANWA BANK CALIFORNIA

                By: __________________________________
                Print Name: Mary E. King
                Title:  Vice President
                Newport Beach Commercial Banking Center
                4400 MacArthur Boulevard, Suite 200
                Newport Beach, CA 92660
                Phone: (714) 476-7795
                Fax:   (714) 476-7799


               FIRST UNION NATIONAL BANK

               By: __________________________________
               Print Name: Jack Ginter
               Title: Assistant Vice President
               Retailer and Apparel Group
               1345 Chestnut Street
               Philadelphia, PA 19101-7618
               Phone: (215) 973-2253
               Fax:   (215) 973-7671

SCHEDULE 1

(HOMEBASE, INC.)


----------------------------------------------------- ----------------------------------- ----------------------------------
Lender                                                Percentages                         Commitment
----------------------------------------------------- ----------------------------------- ----------------------------------
The First National Bank of Chicago                    23.809524                           $25,000,000
----------------------------------------------------- ----------------------------------- ----------------------------------
BankBoston, N.A.                                      23.809524                           $25,000,000
----------------------------------------------------- ----------------------------------- ----------------------------------
Wells Fargo Bank, National Association                23.809524                           $25,000,000
----------------------------------------------------- ----------------------------------- ----------------------------------
Sanwa Bank California                                 14.285714                           $15,000,000
----------------------------------------------------- ----------------------------------- ----------------------------------
First Union National Bank                             14.285714                           $15,000,000
----------------------------------------------------- ----------------------------------- ----------------------------------

EXHIBIT A


REAFFIRMATION OF GUARANTY


                  Each of the undersigned acknowledges receipt of a copy of the Fourth Amendment to the Credit Agreement (the "Amendment") dated as of July 22, 1998, consents to such amendment, and each of the transactions referenced therein and hereby reaffirms its obligations under the Subsidiary Guaranty dated as of July 9, 1997 in favor of The First National Bank of Chicago, as Agent, and the Lenders (as defined in the Amendment).


Dated as of _______________, 1998

                                   [GUARANTOR]


By: __________________________________

Title: _________________________________